UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2006

Opteum Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0001275477	72-1571637
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3305 Flamingo Drive, Vero Beach, Florida		32963
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-231-1400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On December 20, 2006, Opteum Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1, which press release is incorporated into this Item 2.02 Results of Operations and Financial Condition by reference in its entirety.

The information furnished under this Item 2.02 Results of Operations and Financial Condition, including the exhibit related hereto, shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 8.01 Other Events.

On December 20, 2006, the Company announced that its Board of Directors has declared a cash dividend of $0.05 per share of Class A and Class B Common Stock outstanding payable January 19, 2007, to stockholders of record on January 3, 2007.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press Release of Opteum Inc. dated December 20, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opteum Inc.

December 20, 2006	By:	/s/ Jeffrey J. Zimmer

Name: Jeffrey J. Zimmer
Title: Chairman, President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Opteum Inc. dated December 20, 2006.